SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 1, 2010

Patriot National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut  06901
(Address of principal executive offices)

(203) 324-7500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 8.01	Other Events
Items 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
99.1	Press Release dated October 1, 2010

Item 8.01	Other Events

On October 1, 2010, Patriot National Bancorp, Inc. (the “Company”) issued a press release announcing the receipt of all required approvals from the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency to complete the transactions contemplated by the Securities Purchase Agreement, dated as of December 16, 2009, by and among the Company, Patriot National Bank and PNBK Holdings LLC, as amended.  A copy of the press release is being filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(a) Not applicable. (b) Not applicable. (c) Not applicable. (d) Exhibits

	Exhibit No.	Description

	99.1	Press Release dated October 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.
Registrant

October 1, 2010	By: /s/ Angelo De Caro
Angelo De Caro
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 1, 2010